UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C.  20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

______________________

Date of Report (Date of earliest event reported):  June 22, 2018

GOLD RESOURCE CORPORATION

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	001-34857 (Commission File Number)	84-1473173 (I.R.S. Employer Identification No.)

2886 Carriage Manor Point

Colorado Springs,  CO 80906

(Address of principal executive offices)  (Zip Code)

Registrant's telephone number including area code:   (303) 320-7708

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders

Gold Resource Corporation (the “Company”) held its annual shareholders’ meeting on June 22, 2018.  At the annual meeting, the shareholders elected the four individuals nominated to be directors, voted on an advisory basis to approve the compensation of the named executive officers and ratified the appointment of EKS&H LLLP as the Company's independent registered public accounting firm for the year ending December 31, 2018.

Election results for the nomination of directors are as follows:

27,
	Shares Voted
Name of Nominee	For	Withheld	Broker Non-Votes
Bill M. Conrad	27,741,734	471,009	20,346,704
Jason D. Reid	27,751,317	461,426	20,346,704
Gary C. Huber	27,768,076	444,667	20,346,704
Alex G. Morrison	26,201,436	2,011,307	20,346,704

Election results for the advisory proposal to approve executive compensation are as follows:

For	Against	Abstain	Broker Non-Votes
27,295,074	783,429	134,240	20,346,704

Election results for the ratification of the appointment of EKS&H LLLP as the independent registered public accounting firm for the year ending December 31, 2018 are as follows:

For	Against	Abstain	Broker Non-Votes
48,048,011	165,440	338,611	0

Item 7.01Regulation FD

In connection with its annual meeting of shareholders, the Company made a presentation to the shareholders in attendance at the meeting.  A copy of the slides presented at the meeting is attached to this report as Exhibit 99.1.

The information furnished under this Item 7.01, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 9.01Financial Statements and Exhibits.

(d)	Exhibits.

99.1        Power Point presentation dated June 22, 2018.

Cautionary Statement for Purposes of the "Safe Harbor "Provisions of the Private Securities Litigation Reform Act of 1995.

With the exception of historical matters, the matters discussed in this report include forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from projections or estimates contained therein. Such forward-looking statements include, among others, statements regarding future exploration and development activities and the decisions of third parties over which the Company has no control. Factors that could cause actual results to differ materially from projections or estimates include, among others, precious metals prices, economic and market conditions and future drilling results, as well as other factors described in our Annual Report on Form 10-K for the year ended December 31, 2011, and other filings with the SEC. Most of these factors are beyond the Company’s ability to predict or control. The Company disclaims any obligation to update any forward-looking statement made in the press release. Readers are cautioned not to put undue reliance on forward-looking statements.

U.S. investors should be aware that the Company has no “reserves” as defined by Guide 7 adopted by the United States Securities and Exchange Commission (SEC) and are cautioned not to assume that any part or all of the mineralization will ever be confirmed or converted into Guide 7 compliant “reserves.”

EXHIBIT INDEX

The following is a list of the Exhibits furnished herewith.

Exhibit
Number	Description of Exhibit

99.1	Power Point presentation dated June 22, 2018

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

GOLD RESOURCE CORPORATION

Date: June 22, 2018	By:	/s/ Jason D. Reid
	Name:	Jason D. Reid
	Title:	Chief Executive Officer and President